UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES

EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 21, 2014

INGEN TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Georgia	000-28704	84-1122431
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification Number)

3410 La Sierra Ave., Suite F 507 Riverside, CA 92503

(Address of principal executive offices) (Zip Code)

(951) 688-7840

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

The following events conclude the Company’s matter regarding the DTC Global Lock and Chill.

On October 20, 2009 the Company was notified by DTC’s Deputy General Counsel, Isaac Montal, that there was a Chill placed on Ingen’s securities.

On October 20, 2009 the Company’s General Counsel, Richard Weed, contacted DTC’s Deputy General Counsel to confirm the reasons for DTC’s decision to place a Chill, and requested the information required to remove the Chill.

On October 23, 2009 Attorney Richard Weed, along with the assistance of Ingen’s transfer agent, Worldwide Stock Transfer, provided all information to Mr. Montal as requested by DTC’s Deputy General Counsel, Isaac Montal.

Between October 23, 2009 and February 20, 2014, the Company did not receive any communication from DTC, despite multiple requests from Ingen to remove the Chill.

On February 20, 2014 the Company hired Attorney John Root to make contact with DTC regarding the status of removing the Chill. Between February 20, 2014 and June 19, 2014 Mr. Root was engaged with providing various information with DTC required to remove the Chill.

On June 9, 2014 Attorney John Root was directly notified by DTC of a Global Lock related to a Chill from 2009. DTC neglected to notify Ingen of the Global Lock, and attorney John Root was unaware of any notification sent by Federal Express due to a personal illness.

On June 10, 2014 Ingen sent a formal request to DTC requesting an update, unknowingly that DTC had sent notification to John Root on June 9, 2014. DTC responded to Ingen, informing and providing Ingen’s Chairman, Gary Tilden, with a copy of the letter that was sent to John Root on June 9, 2014. Based on the communication, DTC agreed to allow Ingen additional time to respond to removing the Global Lock and Chill.

On June 19, 2014 the Company replaced Attorney John Root with Attorney William Haseltine in order to resolve all matters related to the Company and the Depository Trust Company concerning removal of the Global Lock and Chill.

On July 8, 2014 Attorney William Haseltine submitted all of the required documents and responses to the Depository trust Company in order to remove the Global Lock and terminate the restrictions placed on the Company’s securities.

On July 29, 2014 the company received a request from DTC for additional modifications to the DTC Response Letter.

On August 26, 2014 Attorney William Haseltine provided the final opinion and response to DTC in order to lift the Global Lock.

On October 15, 2014, the Company sent a letter to the Depository Trust & Clearing Company requesting that the DTC recognize their responsibility to lift any/all restrictions placed upon Ingen’s Common Stock for the good of Ingen’s 671 shareholders.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 99.1 - Letter from Ingen Technologies, Inc. to The Depository Trust & Clearing Co., dated October 15, 2014

Exhibit 99.2 - Letter from Haseltine Law Office to Proskauer and The Depository Trust Company dated August 26, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED: October 21, 2014	INGEN TECHNOLOGIES, INC.

By: /s/ David S. Hanson
David S. Hanson
Chief Executive Officer